UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

FS ENERGY AND POWER FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

EMAIL LANGUAGE FOR FS ENERGY & POWER FUND PROXY VOTE

If you choose to use the below language with your investors, please be sure to include the disclosure as well.

Subject line: Requires your attention: FS Energy & Power Fund proxy

Dear [Investor name],

I wanted to let you know of some changes being made to an investment in your portfolio that require your approval.

FS Investments and EIG Global Energy Partners have agreed to form a joint venture that will manage FS Energy & Power Fund. EIG is a global alternative investment firm focused on energy and energy-related infrastructure. EIG has a 35-year track record of providing capital to the global energy industry and manages more than $15 billion in energy-related assets.

To create this new partnership, FS Energy & Power Fund is seeking shareholder approval of a new investment advisory agreement.

You have received a full proxy statement in the mail, including a proxy voting card and information related to this transition, which requires your attention. If you do not vote promptly by one of the options outlined below, you should expect to receive related phone calls from a proxy solicitation company until you complete your vote. The board of trustees of FSEP has recommended you vote in favor of the proposals in the proxy statement.

Here’s how you can vote:

1. By mail: With proxy card

2. By phone: With a live agent (1-833-868-3374) or automated recording (1-800-690-6903) or by scanning a mobile QR code

3. By computer: At www.proxyvote.com

You can also visit www.FSproxy.com/fsep to learn more.

If you have any questions or would like to discuss the proposals further, please don’t hesitate to call me.

Best,

[Advisor name]

FORWARD-LOOKING STATEMENTS

This email may contain certain “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of FS Energy and Power Fund (“FSEP”). Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption of FSEP’s operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in FSEP’s operating area, failure to obtain requisite shareholder approval for the Proposal (as defined below) set forth in the Proxy Statement (as defined below), failure or inability to obtain an exemptive relief order, or an amendment to an existing exemptive relief order, from the SEC and failure to consummate the transactions contemplated by the master agreement between FS Investments and EIG Global Energy Partners (“EIG”). Some of these factors are enumerated in the filings FSEP made with the Securities and Exchange Commission (the “SEC”) and are contained in the Proxy Statement. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, FSEP undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This email relates to proposed new investment advisory agreements for FSEP (the “Proposal”). In connection with the Proposal, FSEP has filed relevant materials with the SEC, including a definitive proxy statement on Schedule 14A (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. FSEP has mailed the definitive proxy statement and a proxy card to each shareholder entitled to vote at the shareholder meeting relating to such matters. SHAREHOLDERS OF FSEP ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AND ANY OTHER RELEVANT DOCUMENTS THAT FSEP WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSALS. Investors and security holders are able to obtain the documents filed with the SEC free of charge at the SEC’s website, www.sec.gov, and from FS Investments’ website at www.fsinvestments.com.

PARTICIPANTS IN THE SOLICITATION

FSEP and its trustees, executive officers and certain other members of management and employees, including employees of FS Investments, EIG and their respective affiliates, may be deemed to be participants in the solicitation of proxies from the shareholders of FSEP in connection with the Proposal. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of FSEP’s shareholders in connection with the Proposal are contained in the Proxy Statement. These documents may be obtained free of charge from the sources indicated above.

FS Investments and EIG Global Energy Partners have agreed to form a joint venture that will manage FS Energy and Power Fund. EIG is a global alternative investment firm focused on energy and energy-related infrastructure. EIG has a 35-year track record of providing capital to the global energy industry and manages more than $15 billion in energy-related assets. We are seeking shareholder approval of FSEP’s new investment advisory agreement.

How you can vote:

BY MAIL	BY PHONE	BY COMPUTER
With proxy card	Live agent	www.proxyvote.com
received in the mail	1-833-868-3374

Automated recording
1-800-690-6903

FORWARD-LOOKING STATEMENTS

This communication may contain certain “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of FS Energy and Power Fund (“FSEP”). Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption of FSEP’s operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in FSEP’s operating area, failure to obtain requisite shareholder approval for the Proposal (as defined below) set forth in the Proxy Statement (as defined below), failure or inability to obtain an exemptive relief order, or an amendment to an existing exemptive relief order, from the SEC and failure to consummate the transactions contemplated by the master agreement between FS Investments and EIG Global Energy Partners (“EIG”). Some of these factors are enumerated in the filings FSEP made with the Securities and Exchange Commission (the “SEC”) and are contained in the Proxy Statement. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, FSEP undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This email relates to proposed new investment advisory agreements for FSEP (the “Proposal”). In connection with the Proposal, FSEP has filed relevant materials with the SEC, including a definitive proxy statement on Schedule 14A (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. FSEP has mailed the definitive proxy statement and a proxy card to each shareholder entitled to vote at the shareholder meeting relating to such matters. SHAREHOLDERS OF FSEP ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AND ANY OTHER RELEVANT DOCUMENTS THAT FSEP WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSALS. Investors and security holders are able to obtain the documents filed with the SEC free of charge at the SEC’s website, www.sec.gov, and from FS Investments’ website at www.fsinvestments.com.

PARTICIPANTS IN THE SOLICITATION

FSEP and its trustees, executive officers and certain other members of management and employees, including employees of FS Investments, EIG and their respective affiliates, may be deemed to be participants in the solicitation of proxies from the shareholders of FSEP in connection with the Proposal. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of FSEP’s shareholders in connection with the Proposal are contained in the Proxy Statement. These documents may be obtained free of charge from the sources indicated above.

FL-EP-PROXY
© 2018 FS Investments www.fsinvestments.com	FE18